                                                                   EXHIBIT 10.19


CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                                 OEM AGREEMENT

     This OEM Agreement (this "Agreement") is entered into as of July 14, 1999
                               ---------
(the "Effective Date") by and between Tioga Systems, Inc., a Delaware
      --------------
corporation ("Tioga"), and At Home Corporation d/b/a Excite@Home, a Delaware
              -----  -
corporation ("OEM").
              ---

     WHEREAS, Tioga has developed a class of enterprise software management solutions, known, collectively, as the "Tioga Self-Healing(TM) System;"
                                        -----------------------------

     WHEREAS, OEM provides internet services to its customers;

     WHEREAS, Tioga desires to license to OEM the Tioga Agent and the Tioga Healing Console as set forth below;

     WHEREAS, OEM desires to license from Tioga the Tioga Agent and Tioga Healing Console to market and sublicense the Tioga Agent directly to end-users in conjunction with OEM's internet services and for internal use in OEM's internet services business;

     NOW THEREFORE, in consideration of the mutual covenants set forth herein, the parties agree as follows:

SECTION 1.  DEFINITIONS
            -----------

     1.1 "Copy" means an exact copy of the software of the Tioga Agent in object code form only, together with an exact copy of the Documentation and the Materials.

     1.2 "Confidential Information" means information about either party's business or activities that is proprietary and confidential, which shall include all business, financial, technical and other information of a party marked or designed by such party as "confidential" or "proprietary;" or information which, by the nature of the circumstances surrounding the disclosure, ought in good faith be treated as confidential, including, without limitation, the specific terms, pricing and fees set forth in this Agreement.

     1.3 "Documentation" means any user manuals and any other support documentation, as provided by Tioga in electronic file format to be bundled with the Tioga Agent.

     1.4 "End-User" means any third party who is entitled to use the Tioga Agent in conjunction with services obtained directly from OEM solely for its own personal or internal use at its principal place of business.

     1.5 "First Level Support" means all direct interaction with End-Users regarding (i) the use and operation of OEM's internet service offerings including the Product, (ii) the intake and classification of all End-User inquiries regarding suspected errors in OEM's internet service offerings including the Product and (iii) the delivery to End-Users of error corrections, work-arounds, new releases and upgrades that OEM is authorized to provide to End-Users pursuant to this Agreement.


                              Tioga Systems, Inc.                         Page 1
                         Proprietary and Confidential

     1.6 "Intellectual Property Rights" means patent rights (including patent applications and disclosures), copyrights (including copyright applications), trade secrets, moral rights, know-how and any other similar rights or intangible assets recognized under any laws or international conventions, and in any country or jurisdiction in the world, as intellectual creations to which rights of ownership accrue.

     1.7 "Product" means the Tioga Healing Console, the Tioga Agent, and the OEM Factory as described in Schedule A, including any new releases, bug fixes,
                            ----------
patches, work-arounds or maintenance upgrades that Tioga provides to OEM, together with the Documentation.

     1.8 "Second Level" support means the resolution of suspected errors reported by End-Users that do not require access to the Product source code to resolve and the resolution of End-User questions regarding the use and operation of OEM's internet service offerings including the Products, including, without limitation, (i) having qualified, trained OEM technical employees review all reported errors to determine if such error is the result of software or hardware other than the Products, (ii) if OEM determines that there is an error in a Product, having such employees submit a detailed description of the error to Tioga sufficient for Tioga to reproduce the error, or if OEM is not able to replicate the error, OEM will provide any additional information required by Tioga including, if possible, remote access to the End-User's computer system and (iii) making its technical staff available to Tioga for problem identification and resolution.

     1.9 "Third Level Support" means the resolution by Tioga of errors in Product source code or documentation for OEM in accordance with Tioga's maintenance and support procedures that are generally applicable to Tioga's customers that are under Product maintenance and support plans, including providing to OEM any bug fixes, patches, work-arounds or maintenance upgrades of the Product made generally available by Tioga to its customers that are under maintenance and support plans.

     1.10 "Tioga Agent" means the software described as Tioga Agent on Schedule A hereto.

     1.11 "Tioga Healing Console" means the software described as the Tioga Healing Console on Schedule A hereto.

     1.12. "OEM Cable Distribution Affiliates" means cable companies who provide internet services to OEM's End-Users and who distribute and support the software licensed by OEM to OEM's End-Users pursuant to agreements with OEM. All OEM Cable Distribution Affiliates must be subject to an agreement with respect to the Products at least as restrictive as the terms and conditions contained herein.

     1.13. "OEM Factory" means the software described as the OEM Factory on schedule A hereto.

     1.14 "OEM Independent Contractors" means the third party consultants working under OEM's direct guidance and subject to a confidentiality agreement at least as restrictive as those set forth in this Agreement; provided however, that no consultant may be the employee of or a Tioga competitor.



                              Tioga Systems, Inc.                       Page A-2
                         Proprietary and Confidential

     1.15 "Licensed Applications" means internet connectivity and client applications that OEM is providing to the End User as part of OEM's internet service offering bundle.

     1.16 "Tioga Marks" means the mark TIOGA, the mark SELF-HEALING, the Tioga Logo (shown below), and the composite mark including the mark TIOGA and the Tioga Logo.


          1.17 "Tioga ***" means any of *** or *** or any successor entity thereto, and any entity added by written notice as set forth in this Section
1.15 from Tioga to OEM during the term of this Agreement.  For the purposes of
Section 1.13, Tioga may add additional ***during the term of the Agreement upon written notice to OEM. For the purposes of Section 8.9, Tioga may add additional ***during the term of the Agreement upon ninety (90) days written notice to OEM.

SECTION 2.  LICENSE GRANT
            -------------

     2.1.  License Grant.  Subject to the limitations set forth in Section 2.3
           -------------
hereof and to the other terms and conditions of this Agreement, Tioga hereby grants to OEM, during the term of this Agreement, a royalty bearing, non-exclusive, non-transferable, worldwide license to copy and sublicense the Tioga Agent as part of a bundled service offering only with OEM's internet service offerings, and only to End-Users who have previously agreed in writing, or have otherwise agreed via a binding shrinkwrap or clickwrap license, to be bound by a license agreement (i) in substantially the form attached as Exhibit A hereto or
(ii) including terms that are at least as restrictive as the terms set forth on Exhibit A (an "End-User License Agreement"). Except as required by applicable
               --------------------------
law, the End-User License Agreement shall not be transferable or sublicensable by the End-User.

     2.2  Product Use Grant.  Subject to the limitations set forth in Section
          -----------------
2.3 hereof and the other terms and conditions of this Agreement, Tioga grants to OEM, during the term of this Agreement, a non-exclusive, non-transferable license in the United States

      (i) to make, use and display Copies of the Products for the sole purpose of carrying out marketing, advertising and promotional activities directed to End-Users,

      (ii) to make Copies and to use internally such Copies of the Products for the sole purpose of supporting and maintaining the Products;

      (iii) to make Copies and to use internally such Copies of the Tioga Agent and the Tioga Healing Console to diagnose and repair End-User systems which have a Tioga Agent that has been properly sublicensed pursuant to the terms of this agreement, and

      (iv) to make Copies and to use internally such Copies of the OEM Factory to configure properly sublicensed copies of the Tioga Agent, as permitted by this Agreement; and



                              Tioga Systems, Inc.
                         Proprietary and Confidential

 *  CONFIDENTIAL MATERIALS REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                        Page A-3

      (v) to sublicense OEM's rights under subsections (i), (ii) and (iii) to OEM's Cable Distribution Affiliates.

     2.3  Limitations.
          -----------

          2.3.1  Copying Limitations.  OEM may only make Copies of the Products
                 -------------------
at its own facilities and may not permit any third party to make Copies of the Product without Tioga's prior written approval; provided, however, that OEM may have Copies made by OEM Cable Distribution Affiliates for distribution to OEM's End-Users only. OEM shall reproduce, and shall ensure that all OEM Cable Distribution Affiliates reproduce, on all Copies of the Product, the unaltered copyright and proprietary information notices that are affixed to the original copy of the Product delivered to OEM by Tioga, or any subsequent version or update thereof provided by Tioga to OEM. OEM shall make and have made only the minimum number of Copies of the Product as is necessary for OEM to fill its orders from End-Users plus no more than ten (10) additional Copies in order to carry out its support and maintenance and promotional, advertising and marketing activities, as permitted in Section 2.2 hereof.

          2.3.2.  No Delegation.  Except as expressly provided herein, OEM may
                  -------------
not use sub-distributors, agents, OEMs or otherwise sublicense its rights or delegate any of its obligations hereunder in any manner; provided, however, that
(a) OEM may have Copies made and distributed by OEM Cable Distribution Affiliates to OEM's End-Users only, (b) OEM may have OEM Cable Distribution Affiliates provide First Level Support to OEM's End-Users only. and (c) OEM may use OEM Independent Contractors solely to exercise OEM's rights under Section
2.2 (i)-(iv).

          2.3.3.  Tioga Agent.  The Tioga Agent may only be configured,
                  -----------
sublicensed and used to protect, diagnose, and repair Licensed Applications.
The Tioga Agent may only be (i) sublicensed as part of an OEM internet service offering bundle, (ii) sublicensed and used to protect Licensed Applications by returning the application to a previous working state, and (iii) used for application repair by the End-User or OEM. The Tioga Healing Console may only be used to diagnose and repair End-User systems which have a Tioga Agent that has been properly sublicensed per the terms of this agreement. Neither the OEM Factory nor the Tioga Healing Console may be sublicensed by OEM, except as expressly provided herein, and each may only be copied for use by OEM at their principal place of business. The OEM Factory may only be used to configure properly sublicensed copies of the Tioga Agent prior to providing use of such Tioga Agent to end users as allowed by this agreement. Under no circumstances may the Tioga Agent be used to protect or repair any applications other than those permitted herein by Section 2.3.3.(ii).

    2.4  Retention of Ownership.  Except as expressly licensed to OEM herein,
         ----------------------
Tioga and its licensors retain all right and title to (i) all Intellectual Property related to the Product and all Copies thereof (by whomever produced) and (ii) all Intellectual Property of Tioga. OEM shall take any actions reasonably requested by Tioga, including the execution, registration and recordation of instruments, that may be necessary or appropriate to assign these rights to Tioga or its licensor or perfect these rights in Tioga's or its licensor's name, provided that Tioga agrees to reimburse OEM's reasonable out-of-pocket expenses incurred in taking such actions. Except as set forth in
Section 2.5 ("Source Escrow") below, OEM will have no right to receive or license any source code with respect to any Product. Tioga and its licensors reserve all rights and licenses to the Products not expressly granted to OEM hereunder. OEM shall acquire no right, title or interest in any



                              Tioga Systems, Inc.                       Page A-4
                         Proprietary and Confidential

Intellectual Property related to the Products or any Copies thereof (by whomever produced) other than the license rights as described by Section 2 of this Agreement. All usage of such Intellectual Property shall inure to Tioga's benefit. OEM shall not at any time do any act which would impair such Intellectual Property. OEM agrees to take no action inconsistent with Tioga's ownership of and interest in such Intellectual Property, or assist any third party in doing the same.

     2.5  Source Code Escrow.
          ------------------

          2.5.1 The parties agree that Tioga will deposit a copy of all source code to the Products, and subsequently developed error corrections and updates provided to OEM by Tioga pursuant to this Agreement (the "Source Code"), any development tools owned or controlled by Tioga and internal technical documentation as is required for the compilation and implementation of the Source Code (collectively, the "Deposit") in confidential escrow with a mutually agreed upon third party escrow company, within thirty (30) days of the execution of this Agreement. Such escrow will be subject to the procedures, terms and conditions set forth in an escrow agreement between Tioga, OEM and the third party escrow company in a form mutually agreed upon by the parties. The parties agree to share the fees and other costs of the third party escrow company equally.

          2.5.2  Release Conditions.  Tioga agrees that OEM has the right to
                 ------------------
obtain the Deposit from escrow immediately upon the occurrence of any of the following events: (i) Tioga's material breach of its support and maintenance obligations which remains uncured forty-five (45) days after OEM's written notice to Tioga specifying such material breach; (ii) Tioga's decision to abandon that portion of its business relating to the Products; (iii) Tioga's failure to continue to do business; (iv) Tioga becoming the subject of a voluntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors; (v) Tioga becomes the subject of an involuntary petition in bankruptcy, or any involuntary proceeding relating to the insolvency, receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed within sixty (60) days of filing.

          2.5.3 In the event of a release of the Deposit, OEM shall be entitled to use the Deposit only to the extent set forth in the license granted under
Section 2.5.3 below.

          2.5.4  SOURCE CODE LICENSE.  TIOGA HEREBY GRANTS OEM A NON-EXCLUSIVE,
                 -------------------
NON-TRANSFERABLE ROYALTY FREE LICENSE TO USE, COPY, AND MODIFY THE SOURCE CODE AND OBJECT CODE FOR THE pRODUCTS FOR THE SOLE PURPOSE OF MAINTAINING AND SUPPORTING THE PRODUCTS IN THE EVENT OF A RELEASE OF THE DEPOSIT FROM ESCROW.

SECTION 3.  DELIVERY
            --------

     3.1.  Delivery of Documentation and Materials.  From time to time, Tioga
           ---------------------------------------
shall deliver to OEM Documentation  in electronic file format.

     3.2.  Delivery of the Products.  Tioga shall deliver to OEM a golden master
           ------------------------
electronic copy of the Products, in object code format (the "Golden Master"), on
                                                             -------------
the Effective Date of this Agreement at the "ship to" address set forth below. The Golden Master may contain software that



                              Tioga Systems, Inc.                      Page A-5
                         Proprietary and Confidential
is not licensed to OEM under this Agreement, and OEM acknowledges that it has no right to such software and agrees not to use such unlicensed software for any purpose.

     3.3.  Replacement Version.  If at any time during this Agreement Tioga
           -------------------
notifies OEM of the development of a replacement version or update of the Products or any part thereof, OEM shall use reasonable commercial efforts to cease use and distribution of the existing version of the Products, or the affected part thereof:

      (a) if Tioga provides OEM with thirty (30) days advance notice of such replacement version or update and such version or update is related to a possible infringement or warranty issue, as determined in Tioga's reasonable discretion, then within ten (10) days after Tioga makes such version or update available to OEM; and

      (b) in any other case, as soon as practicable, but in no event later than eighteen months (18) after Tioga makes the replacement version or update of the Products available to OEM.

      Tioga will provide OEM with reasonable notice of and documentation explaining any such replacement version or update such that OEM can make a replacement with minimal disruption to End Users.

SECTION 4.      LICENSE FEES
                ------------

     4.1.  License Fees.  Subject to the terms and conditions of this Agreement,
           ------------
OEM shall pay to Tioga license fees of ***(USD$***) pursuant to the schedule set forth below for right to copy and sublicense the Tioga Agent product during the initial term of this Agreement, such fees are non-refundable. Payments shall be due on the Payment Date shown below.

-----------------------------------------------------------------------------
 Payment Date                                   Amount of License Fee Due
-----------------------------------------------------------------------------
    ***                                                    $***
-----------------------------------------------------------------------------
    ***                                                    $***
-----------------------------------------------------------------------------
    ***                                                    $***
-----------------------------------------------------------------------------
    ***                                                    $***
-----------------------------------------------------------------------------
    ***                                                    $***
-----------------------------------------------------------------------------
    ***                                                    $***
-----------------------------------------------------------------------------
    ***                                                    $***
-----------------------------------------------------------------------------
    ***                                                    $***
-----------------------------------------------------------------------------
    ***                                                    $***
-----------------------------------------------------------------------------
    ***                                                    $***
-----------------------------------------------------------------------------
    ***                                                    $***
-----------------------------------------------------------------------------
    ***                                                    $***
-----------------------------------------------------------------------------
    ***                                                    $***
-----------------------------------------------------------------------------
    ***                                                    $***
-----------------------------------------------------------------------------
    Total:                                               USD$***
-----------------------------------------------------------------------------


                              Tioga Systems, Inc.
                         Proprietary and Confidential

  * CONFIDENTIAL MATERIALS REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                        Page A-6

     4.2   Taxes. OEM will pay all transportation charges and shall be
           -----
responsible for all taxes (except Tioga's income or property taxes) duties and other governmental assessments incurred by either party as a result of the consummation of the transactions contemplated by this Agreement. OEM shall be solely responsible for any withholding or other taxes due to any government other than the United States government and shall not withhold any such amounts from payments to Tioga. OEM acknowledges and agrees that it shall be the obligation of OEM to report income received by OEM hereunder to all appropriate taxing entities.

     4.3 Late Payments. Payments not received by Tioga within forty-five days after the due date shall be subject to late payment interest charges at a rate of one and one-half percent (1.5%) per month or the maximum allowed by law, whichever is lower.


SECTION 5. CUSTOMER SUPPORT AND CONSULTING

     5.1.  First and Second Level Support. OEM shall provide to End-Users all
           ------------------------------
First Level Support and all Second Level Support with respect to the Tioga Agent, and shall distribute bug fixes, patches, work-arounds and other benefits of the Third Level Support which it receives from Tioga to OEM's End-Users. OEM will identify for Tioga a primary point of contact for managing all support communications, and an escalation point of contact for escalating any issues related to support or maintenance services.

     5.2.  Third Level Support.  Tioga will provide Third Level Support directly
           -------------------
to OEM. Tioga shall have no obligation to provide Third Level Support directly to any End-User. Tioga will also identify for OEM a primary point of contact for managing all support communications, and an escalation point of contact for escalating any issues related to support or maintenance services.

     5.3  Technical Consulting.  Subject to the payment of the applicable
          ---------------------
Consulting Fees, Tioga will provide technical consulting services to OEM with respect to (a) limited customization of the Tioga Agent and (b) support of OEM's use, configuration and deployment of the Tioga Agent, as reasonably requested by OEM. OEM may request up to ten person days of such consulting services in connection with the initial deployment of the Tioga Agent, ten person days of such consulting services in connection with the subsequent deployment of the Tioga Agent during September through November 1999 ("Subsequent Fall Deployment"), and consulting services as mutually agreed upon in writing by the parties and paid for by OEM during each quarter thereafter. Tioga will provide OEM with up to () person days of technical consulting services *** for each of
(a) the initial deployment and (b) the Subsequent Fall Deployment and up to () additional person days of technical consulting services ***during the initial term of this Agreement; provided however that such technical consulting services must be used during the applicable period, or such services will be forfeited . For all other technical consulting services, OEM will pay to Tioga a Consulting Fee of *** (USD$***) per person day, plus reimburse Tioga for all reasonable travel and expenses approved by OEM prior to expenditure.

SECTION 6. EXPENSES
           --------

     6.1. Each party will be responsible for their own travel and other expenses required to negotiate and execute this Agreement.



                              Tioga Systems, Inc.
                         Proprietary and Confidential


*  CONFIDENTIAL MATERIALS REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                        Page A-7

     6.2.  Except for fees payable to Tioga for consulting as provided in
Section 5 or as otherwise expressly set forth herein, (a) OEM and Tioga will not charge each other for personnel time expended in the performance of the Agreement, and (b) each of OEM and Tioga will be responsible for its own expenses in connection with the exercise of its rights or performance of its obligations under this Agreement.

SECTION 7.  RECORDS.  DURING THE TERM OF THIS AGREEMENT AND FOR ONE (1) YEAR
            -------
AFTER ITS TERMINATION, OEM AGREES (A) TO RETAIN ALL USUAL AND PROPER RECORDS AND BOOKS OF ACCOUNT AND ALL USUAL AND PROPER ENTRIES RELATING TO THE PRODUCTS SUFFICIENT TO SUBSTANTIATE OEM'S COMPLIANCE WITH THIS AGREEMENT AND (B) NO MORE THAN ONCE PER YEAR, TO ALLOW TIOGA'S REPRESENTATIVE TO REVIEW, AUDIT AND INSPECT OEM'S DOCUMENTS, FINANCIAL STATEMENTS, OR BUSINESS RECORDS, COMPUTER PROCESSORS, EQUIPMENT AND FACILITIES FOR THE PRECEDING ONE (1) YEAR IN ORDER TO VERIFY OEM'S COMPLIANCE WITH THE TERMS OF THIS AGREEMENT. ANY REVIEW, AUDIT AND/OR INSPECTION SHALL BE CONDUCTED DURING REGULAR BUSINESS HOURS AT OEM'S AND/OR OEM'S SUBSIDIARY'S FACILITIES ON REASONABLE PRIOR NOTICE. ANY AUDIT SHALL BE CONDUCTED BY AN INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT SELECTED BY tIOGA AND ACCEPTABLE TO OEM (BUT OEM MAY NOT UNREASONABLY WITHHOLD OR DELAY SUCH ACCEPTANCE), AND AT TIOGA'S EXPENSE EXCEPT AS SET FORTH IN THE LAST SENTENCE OF THIS SECTION 7 BELOW. IF TIOGA'S REPRESENTATIVE'S REVIEW, AUDIT OR INSPECTION REVEALS ANY MATERIAL BREACH OF THIS AGREEMENT AS REASONABLY ESTABLISHED BY TIOGA, THEN WITHIN THIRTY (30) DAYS AFTER RECEIVING NOTICE THEREOF OEM SHALL REIMBURSE TIOGA FOR ALL REASONABLE COSTS OF THE AUDIT, IN ADDITION TO ANY OTHER REMEDIES THAT TIOGA IS ENTITLED TO UNDER THE LAW.

SECTION 8.  MARKETING
            ---------

     8.1.  Marketing Efforts.  OEM shall, at its own expense, use its
           -----------------
commercially reasonable efforts to execute a marketing campaign to increase awareness of the strategic relationship and to actively promote and market the value and differentiation the Products bring to OEM's internet service offerings to its customers and prospective customers.

     8.2  General Announcement.  Both parties may communicate the general
          --------------------
existence of this Agreement to other parties, including the general marketing, OEM, and cooperative development aspects, provided, however, that specific terms of pricing, as well as specific terms and conditions in this Agreement may not be disclosed.

     8.3  Joint Press Releases.  OEM and Tioga will cooperate to provide joint
          --------------------
press releases and press and analyst communications regarding the relationship from time to time as mutually and reasonably agreed upon in writing, including without limitation, a joint press release announcing the partnership shortly after this agreement is signed.



                              Tioga Systems, Inc.                      Page A-9
                         Proprietary and Confidential

     8.4  Joint Marketing.  Tioga and OEM will cooperate on joint marketing,
          ---------------
including events, seminars, customer mailings, customer success stories and case studies, supporting quotes, and other activities as mutually agreed upon.

     8.5  Reference.  OEM will serve as a reference for Tioga and the Products,
          ---------
including for example, providing executive quotes, having executives speak on occasion with press, analysts and prospective and current Tioga customers. Without limiting the generality of the foregoing, OEM agrees to have executive(s) participate in live calls with press, analysts or prospects.

     8.6  Support of OEM Marketing.  Tioga will provide reasonable support for
          ------------------------
OEM's efforts related to marketing OEM's internet service support and service levels, including, for example, providing executive quotes, having executives speak on occasion with press and analysts, upon OEM's reasonable request.

     8.7  Success Story.  OEM agrees to serve as a subject of a success story
          -------------
discussing OEM's use of the Products. The target audience for such piece will be Tioga's prospects and customers. Tioga will author such collateral piece and OEM will be provided with a draft of the collateral piece for review and approval, not to be unreasonably withheld.

     8.8  Preferred Provider. OEM will acknowledge Tioga as the leading provider
          ------------------
of software programs that repair or "heal" other software applications and as the first and primary provider of OEM's support solution.

     8.9  *** of *** OEM will *** Tioga a *** of *** for providing support
             ---
solutions *** OEM purchases products *** a Tioga ***. OEM will allow Tioga the *** to prepare and *** OEM with a *** to provide the functionality that OEM desires *** a Tioga ***, such first *** will be for the *** of *** (***) ***. During such *** (***) day period, OEM will not *** the *** functionality that OEM desires *** any Tioga ***. If after such *** (***) ***period, OEM is *** purchasing products *** one *** a Tioga *** then OEM will provide Tioga with *** of the terms and conditions of *** proposed. Tioga will have *** (***) business days to respond to OEM's notice *** a proposal of *** OEM agrees to accept Tioga's *** if the *** and *** of *** proposals are *** or if the *** and *** of Tioga's *** are more *** OEM than the Tioga *** proposal.

     8.10  Tioga Trademark License. Tioga hereby grants to OEM a royalty-free,
           -----------------------
non-exclusive, non-transferable, worldwide license to use the Tioga Marks solely in connection with the sales and marketing of the Products in the United States.

     8.10.1 OEM agrees to comply with the Tioga Trademark Usage Guidelines set forth on Exhibit B attached hereto.

     8.10.2 OEM shall ensure that all advertisements, marketing materials or other documents on which the Tioga Marks are placed (the "Marked Materials") shall not reflect adversely upon the good name of Tioga. OEM acknowledges that if the Marked Materials distributed by OEM were of inferior quality in design, material or workmanship, the substantial good will which Tioga has established and now possesses through the Tioga Marks would be impaired. Accordingly, OEM agrees that the Marked Materials shall be of high standard and of such nature, style, appearance and quality as shall be



                              Tioga Systems, Inc.
                         Proprietary and Confidential


* CONFIDENTIAL MATERIALS REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                        Page A-9
             adequate and suited to the protection of the Tioga Marks and the goodwill associated therewith.

     8.10.3 Upon Tioga's request, OEM shall provide to Tioga, free of cost, two samples of Marked Materials. Tioga, in Tioga's reasonable discretion, shall determine whether (i) the Marked Materials submitted by OEM comply with this Agreement, and (ii) such Marked Materials are of a high standard and of such nature, style, appearance and quality as to be adequate and suited to the protection and enhancement of the Tioga Marks and the goodwill associated therewith. If Tioga disapproves of any sample of the Marked Materials, Tioga shall provide OEM with the specific reasons for such disapproval.

     8.10.4 OEM shall promptly make all such changes to the Marked Materials as Tioga shall reasonably request to protect the value of the Tioga Marks.

     8.10.5 OEM shall not use the Tioga Marks on Marked Materials that are disapproved by Tioga or on non-conforming Marked Materials.

     8.10.6 OEM shall use commercially reasonable efforts to cease use and/or distribution of any non-conforming Marked Materials.

     8.10.7 Tioga shall have the right to inspect Marked Materials upon reasonable prior notice to OEM and during OEM's normal business hours to confirm that Marked Materials conform to approved Marked Materials.

     8.10.8 OEM shall not use the Tioga Marks, or any part thereof, as part of or in conjunction with any other names or trademarks except with Tioga's prior written approval. OEM shall not use the Tioga Marks or any confusingly similar or diluting mark, term or design, except as expressly authorized in this Agreement, and OEM shall not attempt to register or aid any third party in using or attempting to register any such mark, term or design. OEM shall not use any of the Tioga Marks in any manner that will indicate that it is using such mark other than as a licensee.

     8.10.9  Refusal to submit samples, or non-compliance with the provisions of
             Section 8.10 of this Agreement and/or the Tioga Trademark Usage Guidelines set forth in Exhibit B, will result in Tioga's right to revoke OEM's license to use the Tioga Marks.

     8.10.10 The Tioga Marks and the goodwill associated therewith are and remain Tioga's exclusive property. OEM shall acquire no right, title or interest in the Tioga Marks or the goodwill associated therewith, other than the limited license and right to use the Tioga Marks set forth by the express terms of this Agreement. All usage of the Tioga Marks by OEM shall inure to Tioga's benefit. OEM shall not at any time do or suffer to be done any act which would impair the Tioga Marks or the goodwill associated therewith. OEM shall take any actions reasonable requested by Tioga, including the execution of instruments, that may be necessary or appropriate to register or otherwise confer or perfect Tioga's rights in the Tioga Marks in any jurisdiction in Tioga's




                              Tioga Systems, Inc.                      Page A-10
                         Proprietary and Confidential
             name. OEM agrees to take no action inconsistent with Tioga's ownership of and interest in the Tioga Marks, or assist any third party in doing any of the same.

     8.10.11 Under no circumstances will anything in this Agreement be construed as granting, by implication, estoppel or otherwise, any licenses or rights in the Tioga Marks not expressly granted to OEM in this
             Section 8.10.

     8.10.12 OEM shall promptly notify Tioga in writing of any actual or suspected infringement of the Tioga Marks by a third party of which OEM becomes aware and of any evidence in OEM's possession or control. OEM shall cooperate, at Tioga's expense, with Tioga's efforts to investigate, terminate and recover damages for any actual or suspected infringement of the Tioga Marks.

     8.11.  OEM Trademark License.  Subject to the terms and conditions of
            ---------------------
Exhibit C hereto, OEM hereby grants to Tioga a royalty-free, non-exclusive, non-transferable license in the United States to use OEM's logos and trademarks, as set forth on Exhibit C hereto, in conformance with OEM's standard trademark guidelines as revised by OEM from time to time and provided to Tioga in writing, solely in connection with the sales, promotion and marketing with respect to the Products, and only as used in compliance with this Agreement. The OEM logos and trademarks and all ownership rights, including goodwill, therein remain with OEM and under no circumstances will anything in this Agreement be construed as granting, by implication, estoppel or otherwise, any licenses or rights in any OEM logo or trademark not expressly granted to Tioga in this Section 8.11.
Tioga shall promptly notify OEM in writing of any actual or suspected infringement of OEM's logos or trademarks by a third party of which Tioga becomes aware in the course of fulfilling Tioga's obligations hereunder and of any evidence thereof that comes into Tioga's possession in the course of fulfilling Tioga's obligations hereunder. Tioga shall cooperate, at OEM's expense, with OEM's efforts to investigate, terminate and recover damages for any actual or suspected infringement of OEM's logos or trademarks.

     8.12.  Creation of Hyper-Links.  OEM and Tioga will cooperate in good faith
            -----------------------
to develop and publish Web site entries on their respective web sites in order to promote their strategic relationship and include cross links to each other's web sites. When the hyper-links are activated, the End-User shall be linked directly to the parties respective Home Pages and not to any other Web site page. The materials and any information made available on either party's Web site are provided "AS IS AND WITHOUT WARRANTY OF ANY KIND". Materials and information made available on Tioga's Web site shall not in anyway be deemed a representation or warranty of Tioga with respect to the Products.

     8.13  Conditions. OEM and Tioga each agree (i) to conduct its marketing,
           ----------
promotion and sales activities in a manner that reflects favorably at all times on OEM's internet service offerings and the Products and the good name, goodwill and reputation of OEM and Tioga; and (ii) to avoid deception, misleading or unethical practices that are or might be detrimental to Tioga, OEM, or the public, including but not limited to, disparagement of Tioga, OEMor their products, and acceptance or payment of bribes, kickbacks or secret profits. OEM further agrees (a) to make no representations, warranties or guarantees, whether express or implied, to End-Users or others with respect to the specifications, features or capabilities of Products other than those stated in writing in the Documentation or marketing and sales materials provided by Tioga; and (b) not to publish or



                              Tioga Systems, Inc.                      Page A-11
                         Proprietary and Confidential
use (or cooperate in the publication or use of) any written or printed materials about the Products not provided by Tioga without Tioga's prior written consent or any misleading or deceptive advertising material. Tioga further agrees (y) to make no representations, warranties or guarantees, whether express or implied, to End-Users or others with respect to the specifications, features or capabilities of OEM's internet service offerings other than those stated in writing in the documentation or marketing and sales materials provided by OEM; and (z) not to publish or use (or cooperate in the publication or use of) any written or printed materials about OEM's internet service offerings not provided by OEM without OEM's prior written consent or any misleading or deceptive advertising material with respect to OEM's internet service offerings.

SECTION 9.   OEM REPRESENTATIONS
             -------------------

     9.1. OEM shall not (and shall not allow any third party to) (i) decompile, disassemble, or otherwise reverse engineer (except to the extent that applicable law prohibits reverse engineering restrictions) or attempt to reconstruct or discover any source code, underlying ideas, algorithms, file formats or programming or interoperability interfaces of the Products by any means whatsoever, (ii) remove any product identification, copyright or other notices, (iii) other than as permitted by this Agreement, lease, lend, use for timesharing, service bureau or hosting purposes or otherwise use or allow others to use the Products to or for the benefit of third parties, (iv) modify, or, except to the extent expressly authorized herein, incorporate into or with other software or create a derivative work of any part of the Products, (v) except as expressly permitted by this Agreement and requested by Tioga, disseminate information or analysis (including, without limitation, benchmarks) regarding the quality or performance of the Products from any source other than Tioga, except to OEM Cable Distribution Affiliates who are subject to confidentiality restrictions at least as restrictive as those set forth herein, without prior written authorization by Tioga and, (vi) except as expressly permitted by this Agreement, use the output or other information generated by the Products (including, without limitation, output describing the structure of a software program) for any purpose other than use of the Products in accordance with its specifications.

     9.2. OEM shall comply with all laws and regulations applicable to this Agreement or the transactions contemplated hereby, including without limitation all laws and regulations related to export of the Products. The Products may not be exported by OEM unless OEM complies with any applicable export laws and regulations and unless OEM obtains all licenses required therefor. Tioga agrees to provide OEM notice of the export licenses which Tioga holds with respect to the Products.

     9.3. Except to the extent prohibited by agreements between OEM and End-Users, OEM shall provide Tioga with periodic information as to any problems encountered with the Products and any resolutions arrived at for those problems, and to communicate promptly to Tioga any and all modifications, design changes or improvements of the Products suggested by any End-User, employee or agent. OEM further agrees (i) that Tioga shall have any and all right, title and interest in and to any such suggested modifications, design changes or improvements of the Products, without the payment of any additional consideration therefor either to OEM, or its employees or agents and (ii) that it will reasonably cooperate with Tioga in this regard.

     9.4. Except to the extent prohibited by agreements between OEM and End-Users, OEM shall provide Tioga with periodic information as to the nature and frequency of desktop and/or


                              Tioga Systems, Inc.                      Page A-12
                         Proprietary and Confidential
network malfunctions encountered by the End-Users and how such malfunctions were detected and/or repaired (whether or not using the Products).

     9.5. OEM will, and its OEM Cable Distribution Affiliates will, perform First and Second Level Support to qualified End-Users in a timely and professional manner.

     9.6.   Enforcement.  OEM hereby agrees to enforce against all End-Users the
            -----------
material provisions of the applicable End-User License Agreement. If OEM learns that any End-User has breached any such provision, OEM will immediately notify Tioga and take, at OEM's expense, all reasonable steps that may be available to enforce such agreement, including availing itself of actions for seizure or injunctive relief. If OEM fails to take such reasonable steps in a timely and adequate manner, OEM will provide such assistance to Tioga as it reasonably requests in enforcing such agreement.

SECTION 10.  CONFIDENTIALITY
             ---------------

          Each party agrees that it will hold in strict confidence and not disclose the Confidential Information of the other party to any third party and to use the Confidential Information of the other party for no purpose other than the purposes expressly permitted by this Agreement. Each party shall only permit access to the other party's Confidential Information to those of its employees having a need to know and who have signed confidentiality agreements containing terms at least as restrictive as those contained in this Section 10. Each party shall maintain the confidentiality and prevent accidental or other loss or disclosure of any Confidential Information of the other party with at least the same degree of care as it uses to protect its own Confidential Information but in no event with less than reasonable care.

     A party's obligations of confidentiality under this Agreement shall not apply to information which such party can document (i) is in the public domain without the breach of any agreement or fiduciary duty or the violation of any law, (ii) was known to the party prior to the time of disclosure without the breach of any agreement or fiduciary duty or the violation of any law, (iii) is independently developed by the party prior to receiving such Confidential Information without reference to any Confidential Information, (iv) is required to be disclosed pursuant to a judicial order, a requirement of a governmental agency or by operation of law, provided that such party gives the other party written notice of any such requirement immediately after learning of any such requirement, and takes all reasonable measures to avoid or limit disclosure under such requirements and to obtain confidential treatment or a protective order and has allowed such other party to participate in the proceeding. Upon written request by either party hereto, the other party shall promptly return all documents and other tangible materials representing the requesting party's Confidential Information and all copies thereof.

SECTION 11.  LIMITED LIABILITY
             -----------------

     EXCEPT FOR WITH RESPECT TO INDEMNITY OBLIGATIONS UNDER SECTION 12, AS TO BREACHES OF THE OBLIGATIONS UNDER SECTION 2.5.3 AND 10 AND AS TO WILLFUL BREACHES OF THE OBLIGATIONS UNDER SECTION 2.3, 2.5.3, 9.1, 9.2 AND 9.6, NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER TIOGA, OEM, NOR THEIR SUPPLIERS SHALL BE LIABLE OR OBLIGATED




                              Tioga Systems, Inc.                      Page A-13
                         Proprietary and Confidential

WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT OR UNDER CONTRACT, NEGLIGENCE, STRICT LIABILITY OR ANY OTHER LEGAL OR EQUITABLE THEORY (I) FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, FOR ANY COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY, SERVICES OR RIGHTS);
(II) FOR INTERRUPTION OF USE OR LOSS OR CORRUPTION OF DATA; OR (III) FOR ANY MATTER BEYOND ITS REASONABLE CONTROL. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATIONS AND EXCLUSIONS MAY NOT APPLY. IN NO EVENT WILL TIOGA'S OR ITS SUPPLIERS' AGGREGATE LIABILITY TO OEM BASED ON INTELLECTUAL PROPERTY INFRINGEMENT INDEMNITY UNDER
SECTION 12.1 EXCEED ***($***); PROVIDED HOWEVER THAT IF TIOGA PROVIDES A HIGHER LIMITATION ON LIABILITY FOR INTELLECTUAL PROPERTY INFRINGEMENT BASED ON THE PRODUCTS TO ANY THIRD PARTY, THE FOREGOING AMOUNT SHALL BE INCREASED TO THE LESSER OF SUCH HIGHER LIMITATION AND ***($***). NOTWITHSTANDING THE FOREGOING SENTENCE, THE FOREGOING LIMIT SHALL NOT APPLY TO INFRINGEMENT INDEMNITY BASED ON COPYRIGHT, TRADE SECRET AND UNITED STATES TRADEMARKS.IN NO EVENT WILL TIOGA'S OR ITS SUPPLIERS' AGGREGATE LIABILITY TO OEM BASED ON ANY OTHER CLAIM EXCEED AN AMOUNT EQUAL TO THE AGGREGATE OF THE FEES PAID TO TIOGA BY OEM WITH RESPECT TO THE PRODUCTS THAT ARE THE SUBJECT OF THE CLAIM DURING THE TWELVE MONTH PERIOD PRIOR TO THE CAUSE OF ACTION.

SECTION 12.  INDEMNIFICATION
             ---------------

     12.1.  By Tioga.  Tioga shall indemnify and hold harmless OEM against all
            --------
damages, costs, expenses, and liabilities (including reasonable attorneys' fees and expenses) (collectively, "Damages") arising out of any claim of infringement
                              -------
of a copyright or a patent claim or trademark or misappropriation of a trade secret is asserted against OEM by a third party based upon OEM's exercise of its rights in full compliance with this Agreement including OEM's use, in full compliance with this Agreement, of Tioga's trademarks in the promotion or marketing of the Products; provided, that, in each case, Tioga shall have (x) received from OEM written notice of said claim as soon as practicable after the assertion thereof, provided however that if there is a delay in providing such notice that materially and adversely prejudices the defense of such claim Tioga shall be released from the indemnification obligations set forth in this Section
12.1. ; (y) have received from OEM the exclusive right to control and direct the investigation, defense, or settlement of such claims; and (z) received the complete cooperation and assistance of OEM so long as Tioga reimburses OEM's reasonable out-of-pocket expenses. Tioga may not settle any such claim in a manner that would restrict OEM's exercise of the rights granted to OEM hereunder without OEM's written consent, which may not be unreasonably withheld. In the event Tioga reasonably believes that any Product infringes a third party Intellectual Property right, Tioga may either: (1) substitute for such Product substantially similar programs and documentation, (2) procure for OEM the right to continue using such Product or, if Tioga fails after commercially reasonable efforts to accomplish options (1) and (2) above,(3) terminate this Agreement upon thirty (30) days advance written notice and refund the license fees paid for the Product that is the subject of the claim less depreciation as calculated on a three-year straight-line basis commencing as of the Effective Date and subject to the limitations set forth in Section 11 of this Agreement. This
Section 12.1 sets forth OEM's sole and



                              Tioga Systems, Inc.                      Page A-14
                         Proprietary and Confidential



* CONFIDENTIAL MATERIALS REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

exclusive remedy with respect to any claim of Intellectual Property infringement. The foregoing obligations of Tioga do not apply (A) with respect to a Product which is modified after shipment by any party other than Tioga, if the alleged infringement relates to such modification, if the unmodified Product would not have given rise to the infringement, (B) with respect to Product that was combined with any non-Tioga products, processes or materials where the alleged infringement relates to such combination if the Product alone would not have given rise to the infringement, (C) where the allegedly infringing activity continues after Tioga has informed OEM of modifications that would have avoided the alleged infringement and OEM has not complied with its obligations under
Section 3.3 of this Agreement or (D) with respect to infringement based on use of a version other than the then current version (so long as OEM has had a reasonable amount of time, not more than thirty (30) days to receive and implement the then current version) of the Product if such infringement could have been avoided by use of the then current version.

     12.2.  By OEM.  Without limiting Tioga's Intellectual Property
            ------
indemnification obligation under Section 12.1 above, OEM shall indemnify and hold harmless Tioga against Damages arising out of (i) any third party claim directly related to OEM's actions or omissions in its marketing, promotion, advertising or sublicense of the Products and (ii) any claim of infringement of a trademark asserted by a third party based upon Tioga's use, in full compliance with this Agreement, of OEM's trademarks; provided, that, in each case OEM shall have (x) received from Tioga notice of said claim as soon as practicable after the assertion thereof, provided however that if there is a delay in providing such notice that materially and adversely prejudices the defense of such claim OEM shall be released from the indemnification obligations set forth in this
Section 12.2. ; (y) have received from Tioga the exclusive right to control and direct the investigation, defense, or settlement of such claims; and (z) received complete cooperation and assistance of Tioga.

SECTION 13.  WARRANTY DISCLAIMER
             -------------------

     Tioga warrants and represents to OEM as follows:

     13.1. Tioga warrants to OEM that for a period of sixty (60) days from the Effective Date, the Products, if operated as directed, will substantially achieve the functionality described in the Documentation. Tioga does not warrant, however that OEM's use of the Products will be uninterrupted or that
the operation of the Products will be error-free or secure.   Tioga also
warrants that the media provided by Tioga to OEM containing the Products will be free from defects in material and workmanship and will so remain for ninety (90) days from the date OEM acquired the Products. Tioga's sole liability (and OEM's exclusive remedy) for any breach of the warranties under this Section 13.1 shall be, in Tioga's sole discretion, to use commercially reasonable efforts: (i) to replace OEM's defective Products; or (ii) to advise OEM how to achieve substantially the same functionality with the Products as described in the Documentation through a procedure different from that set forth in the Documentation; or (iii) if the above remedies are impracticable, to refund the license fee paid for the Products and terminate this Agreement. Tioga shall have no obligation with respect to a warranty claim unless notified of such claim within the applicable warranty period. Tioga will use reasonable commercial efforts to repair, replace, advise or refund pursuant to the foregoing warranty within thirty (30) days of being so notified.

     13.2 Tioga represents and warrant to OEM that it has the corporate authority to enter into this Agreement.


                              Tioga Systems, Inc.                      Page A-15
                         Proprietary and Confidential

     13.3 If any modifications are made to any Product by any party other than Tioga during the warranty period, if the media is subjected to accident, abuse, or improper use, or if OEM breaches any of the terms of this Agreement, then this warranty shall immediately terminate. This warranty shall not apply if any Product is used on or in conjunction with hardware or software other than the unmodified version of hardware and software with which such Product was designed to be used as described in the Documentation.

     13.4 THE PROVISIONS OF SECTION 13.1 AND 13.2 ABOVE CONSTITUTE A LIMITED WARRANTY, AND IT IS THE ONLY WARRANTY MADE BY TIOGA OR ITS SUPPLIERS OR OEMS TO OEM. NO DEALER, AGENT OR EMPLOYEE OF TIOGA IS AUTHORIZED TO MAKE ANY MODIFICATIONS, EXTENSIONS OR ADDITIONS TO THIS LIMITED WARRANTY. TIOGA MAKES NO OTHER REPRESENTATION OR WARRANTY OF ANY KIND WHETHER EXPRESS OR IMPLIED (EITHER IN FACT OR BY OPERATION OF LAW) WITH RESPECT TO THE PRODUCTS OR OTHER MATERIALS PROVIDED BY TIOGA. TIOGA EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. TIOGA DOES NOT WARRANT THAT THE PRODUCTS ARE ERROR-FREE OR THAT OPERATION OF THE PRODUCTS WILL BE SECURE OR UNINTERRUPTED. OEM MAY HAVE OTHER STATUTORY RIGHTS. HOWEVER, TO THE FULL EXTENT PERMITTED BY LAW, THE DURATION OF STATUTORILY REQUIRED WARRANTIES, IF ANY, SHALL BE LIMITED TO THE ABOVE LIMITED WARRANTY PERIOD. MOREOVER, IN NO EVENT WILL WARRANTIES PROVIDED BY LAW, IF ANY, APPLY UNLESS THEY ARE REQUIRED TO APPLY BY STATUTE.

SECTION 14. TERM AND TERMINATION
            --------------------

    14.1.   Term.  This Agreement shall become effective, as of the Effective
            ----
Date and, unless terminated earlier as provided herein, this Agreement shall remain in effect until ***, ***.

    14.2.   Termination.
            -----------

            14.2.1. If OEM provides Tioga with written notice no later than 90 days prior to ***, then OEM may terminate this Agreement for convenience effective as of ***. In the event of termination under this Section 14.2.1, OEM will be required to pay the license fees due on the Payment Dates up to and including ***.

            14.2.2 Either party shall have the right to terminate this Agreement immediately upon written notice to the other party if the other party ceases to do business, dissolves, liquidates or otherwise terminates its business operations.

            14.2.3 Either party shall have the right to terminate this Agreement if the other party breaches any material provision of this Agreement and, fails to cure such breach within thirty (30) days after receiving written notice describing such breach.

            14.2.4 Either party shall have the right to terminate this Agreement immediately upon written notice to the other party if the other party shall attempt to seek protection under any insolvency, bankruptcy, receivership, creditors arrangement, or comparable proceeding, or if any such proceeding is instituted against the other party or such other party makes a general assignment

                              Tioga Systems, Inc.
                         Proprietary and Confidential

  * CONFIDENTIAL MATERIALS REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                       Page A-16
for the benefit of creditors. 14.2.5. This Agreement may be terminated upon the mutual agreement of the parties herein.

    14.3.  Termination Duties. Upon termination or expiration of this Agreement,
           ------------------
(i) all rights and licenses granted to OEM hereunder shall terminate; (ii) each party will immediately return to the other party all Confidential Information of such other party and will promptly cease using any Intellectual Property of the other party and (iii) OEM shall immediately return to Tioga the Golden Master and all Copies of the Products and any other materials in its possession, custody or control in whichever form held (including all copies or embodiments thereof) relating to the Products accompanied by an affidavit of an officer of OEM certifying that OEM has complied with all of its termination obligations contemplated by this Agreement. The following sections shall survive, in accordance with their terms, any expiration or termination of this Agreement:
Sections 1, 2.4, 4, 7, 9.6, 10, 11, 12, 13, 14.3-14.7 and 15.

    14.4.  Disclaimer.  If OEM is entitled under local law or otherwise for any
           ----------
special payment or termination indemnity as a consequence of termination or expiration of this Agreement, OEM hereby waives and disclaims, to the fullest extent permitted by law, any right to such payment or indemnity.

    14.5.  Post-Termination Matters.
           ------------------------

           14.5.1.   Immediate Payment. Subject to Section 14.2.1, immediately
                     -----------------
upon any termination of this Agreement, OEM will pay to Tioga all License Fees currently due. Further, if Tioga terminates this Agreement for OEM's material breach pursuant to Section 14.2.3 prior to ***, then OEM will pay to Tioga, any License Fees which would have accrued after termination if the Agreement did not terminate until December 31, 2000; provided however that if such termination for OEM's material breach occurs on or after ***, then OEM will pay the License Fees which would have accrued after termination if the Agreement did not terminate until ***.The foregoing payments shall be in addition to any other remedies which Tioga may have under the law. If OEM terminates this Agreement for Tioga's breach pursuant to Section 14.2.3, then OEM will pay Tioga all License Fees then due but will be released from any further payment of License Fees under this Agreement.

           14.5.2   Immediate Termination of License. Upon any expiration or
                    --------------------------------
termination of this Agreement, all licenses granted to OEM under this Agreement shall terminate.

    14.6   Additional Remedies. Except as expressly limited by this Agreement,
           -------------------
termination of this Agreement shall be without prejudice to any other remedy which may be available to a party due to default of this Agreement. The parties agree that violation of obligations under this Agreement may cause irreparable harm and significant injury to the extent that may be extremely difficult to ascertain. Accordingly, the parties agree that each party will have, in addition to any other rights or remedies available to it at law or in equity, the right to seek injunctive relief to enjoin any breach or violation of this Agreement.

    14.7   Limitation on Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER
           -----------------------
FOR COMPENSATION, REIMBURSEMENT OR DAMAGES ON ACCOUNT OF THE LOSS OF PROSPECTIVE PROFITS OR ANTICIPATED SALES OR ON ACCOUNT OF


                              Tioga Systems, Inc.
                         Proprietary and Confidential

  * CONFIDENTIAL MATERIALS REDACTED ANF FILED SEPARATELY WITH THE COMMISSION.

                                                                       Page A-17

EXPENDITURES, INVESTMENTS, LEASES OR COMMITMENTS IN CONNECTION WITH THE BUSINESS OR GOODWILL OF TIOGA OR OEM BECAUSE OF TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH ITS PROVISIONS.


SECTION 15. GENERAL PROVISIONS
            ------------------

     15.1.  Relationship of Parties. The parties hereto expressly understand and
            -----------------------
agree that OEM is an independent contractor in the performance of each and every part of this Agreement, and is solely responsible for all of its employees and agents and its labor costs and expenses arising in connection therewith. Tioga is in no manner associated with or otherwise connected with the actual performance of this Agreement on the part of OEM, nor with OEM's employment of other persons or incurring of other expenses. Except as expressly provided herein, Tioga shall have no right to exercise any control whatsoever over the activities or operations of OEM.

     15.2.  Assignment.  Neither party may assign this Agreement, in whole or in
            ----------
part, without the other party's written consent, except that (i) Tioga may assign this Agreement to a wholly owned subsidiary of Tioga, or to a successor of all or substantially all of the business and assets of the party regardless of how the transaction or series of related transactions is structured. Subject to the foregoing, the provisions of this Agreement shall apply to and bind the successors and permitted assigns of the parties. Any attempted assignment or other transfer of this Agreement not in compliance with this Section 15.2 shall be null and void and shall be deemed to be a material breach of this Agreement which is not capable of cure.

     15.3.  Amendment and Waiver.  Except as otherwise expressly authorized
            --------------------
herein, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived only with the written consent of the parties.


     15.4.  Governing Law and Legal Actions.  This Agreement shall be governed
            -------------------------------
by and construed under the laws of the State of California and the United States without regard to conflicts of laws provisions thereof and without regard to the United Nations Convention on Contracts for the International Sale of Goods. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the California state and U.S. federal courts located in Santa Clara County, California. Both parties consent to the jurisdiction of such courts and agree that process may be served in the manner provided herein for giving of notices or otherwise as allowed by California state or U.S. federal law. In any action or proceeding to enforce rights under this Agreement, the prevailing party shall be entitled to recover costs and attorneys' fees.

     15.5.  Headings.  Headings and captions are for convenience only and are
            --------
not to be used in the interpretation of this Agreement.

     15.6.  Notices.  All notices, statements, and reports required or permitted
            -------
by this Agreement shall be in writing and deemed to have been effectively given and received; (i) five (5) business days after the date of mailing if sent by registered or certified U.S. mail, postage prepaid, with return receipt requested; (ii) when transmitted if sent by facsimile, provided a confirmation of transmission is produced by the sending machine and a copy of such facsimile is promptly sent by another means specified in this Section 15.6; or (iii) when delivered if delivered personally or sent by express courier service. Notices shall be addressed as follows:


                              Tioga Systems, Inc.                      Page A-18
                         Proprietary and Confidential


If to Tioga:                                     If to OEM:
Tioga Systems, Inc.                              At Home Corporation
1816 Embarcadero Road                            425 Broadway
Palo Alto, CA  94303                             Redwood City, CA 94063
Telecopy: (650) 565-8300                         Attn: Dave Bagshaw
Attn:  Secretary

With copies to:                                  With Copies to:  General Counsel
Christine F. Nakagawa
Pillsbury Madison & Sutro LLP                    All invoices shall be sent to the above address,
2550 Hanover Street                              Attention:  Dave Bagshaw.
Palo Alto, California 94304


     15.7.  Entire Agreement.  This Agreement supersedes all proposals, oral or
            -----------------
written, all negotiations, conversations, or discussions between or among parties relating to the subject matter of this Agreement and all past dealing or industry custom.

     15.8.  Severability.  If any provision of this Agreement is held to be
            ------------
illegal or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

     15.9.  Counterparts.  This Agreement may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.


                              Tioga Systems, Inc.                      Page A-19
                         Proprietary and Confidential

     IN WITNESS WHEREOF, the Parties have executed this OEM Agreement on the Effective Date.


OEM:                                            TIOGA:

                                                TIOGA SYSTEMS, INC.:


By: /s/ David Bagshaw                           By:  /s/ Robert Amaral Jr.
   -------------------------------                 -----------------------------

Name:  David Bagshaw                            Name:  Robert Amaral Jr.
     -----------------------------                   ---------------------------

Title: S.V.P. Excite@Home                       Title: Vice President of Sales
      ----------------------------                    --------------------------

Ship to:  At Home Corporation
          425 Broadway
          Redwood City, CA 94063
          Attention: Ken Erbs.


                              Tioga Systems, Inc.                      Page A-20
                         Proprietary and Confidential

                                   SCHEDULE A

                          Description of the Products
                          ---------------------------

The Products are as follows:

1. "Tioga Agent" is the stand alone version of the product referred to by Tioga as Tioga Agent, in object code format, as described in the Documentation.

2. "Tioga Healing Console" means the product referred to by Tioga as Tioga Healing Console and provided by Tioga to OEM for use solely to remotely connect to any client system, and diagnose and repair protected network connectivity and client applications.

3. "OEM Factory", means the Tioga Administration Console in object code format, which is used to configure the protection scheme of the stand alone Tioga Agent as described in (1) above





                              Tioga Systems, Inc.                      Page SA-1
                         Proprietary and Confidential

                                   EXHIBIT A
                           END-USER LICENSE AGREEMENT





                              Tioga Systems, Inc.                       Page A-1
                         Proprietary and Confidential

                              Licensee Information

----------------------------------------------------------------------------
Licensee:                                       Contact:
----------------------------------------------------------------------------
Address:                                        Phone:
----------------------------------------------------------------------------
Email:                                          Fax:
----------------------------------------------------------------------------



                               LICENSE AGREEMENT

     This License Agreement ("Agreement") is entered into as of ________________ ____________ (the "Effective Date") by and between ____________________., a
_________ corporation with offices at _________________________ ("OEM"), and
___________________________________, a ________________ corporation with offices at _____________________________________________________ ("Licensee"), and sets forth the terms and conditions under which OEM agrees to license software to Licensee.

SECTION 1.  LICENSE
            -------

     1.1.  License Grant.  OEM grants to Licensee and Licensee accepts from OEM
           -------------
for the duration of the term of this Agreement a non-exclusive, non-sublicensable and non-transferable license (the "License") in the United States to install and use the software specified on Exhibit A attached hereto together with any related technical specification documentation provided by OEM (the "Documentation" and, unless otherwise noted, together with the software specified on Exhibit A, the "Software").

     1.2.  Title.  Subject only to the License, OEM's licensor shall retain all
           -----
right, title and interest, including all copyrights and trademarks, in and to the Software.

     1.3.  Backup Copies.  In addition to copies made pursuant to Section 1.1
           -------------
above, Licensee may make a reasonable number of copies of the Software for backup and archival purposes. Licensee must reproduce and include the copyright and trademark notices and any other notices that appear on the original Software on any copies and any media therefor.

     1.4.  Restrictions.  Licensee shall not (and shall not allow any third
           ------------
party to) (i) decompile, disassemble, or otherwise reverse engineer (except to the extent that applicable law prohibits reverse engineering restrictions) or attempt to reconstruct or discover any source code, underlying ideas, algorithms, file formats or programming or interoperability interfaces of the Software by any means whatsoever, (ii) remove any product identification, copyright, trademark or other notices, (iii) provide, lease, lend, use for timesharing, service bureau or hosting purposes or otherwise use or allow others to use the Software to or for the benefit of third parties, (iv) modify, or, except to the extent expressly authorized herein, incorporate into or with other software or create a derivative work of any part of the Software, (v) disseminate information or analysis (including, without limitation, benchmarks) regarding the quality or performance of the Software Licensee from any source, without prior written authorization by OEM and (vi) use the output or other information generated by the Software (including, without limitation, output describing the structure of a software program) for any purpose other than use by the Software in accordance with its specifications. Licensee must reproduce and include the copyright notice, trademark notice and other proprietary notices that appear on the original Software on any copies and any media thereof made in accordance with the terms of this Agreement.

     1.5 Additional Restriction Applicable to OEM Agent. The OEM Agent may only be used (i) by Licensee to protect applications which are configured for protection by OEM as part of the OEM internet service configuration process,
(ii) to protect internet connectivity and applications which are provided to Licensee by OEM as part of a internet service, and which are in fact being sublicensed to the Licensee by




                              Tioga Systems, Inc.                       Page A-2
                         Proprietary and Confidential

OEM as part of the internet service, and (iii) for application repair by OEM as part of their internet service support, or by Licensee as part of a stand alone system.

SECTION 2.  PAYMENT
            -------

     In consideration for the License granted under Section 1.1, Licensee agrees to pay OEM the License Fees set forth in Exhibit B. All prices are exclusive of taxes, and Licensee shall be solely responsible for any sales, value-added or similar tax, other than taxes imposed on OEM's income.

SECTION 3.  WARRANTY
            --------

     OEM warrants and represents to Licensee as follows:

     3.1. OEM warrants to Licensee that for a period of thirty (30) days from the Effective Date, the Software, if operated as directed, will substantially achieve the functionality described in the Documentation. OEM does not warrant, however that Licensee's use of the Software will be uninterrupted or that the operation of the Software will be error-free or secure. OEM also warrants that the media containing the Software, if any, is free from defects in material and workmanship and will so remain for ninety (90) days from the date Licensee acquired the Software. OEM's sole liability (and Licensee's exclusive remedy) for any breach of this warranty shall be, in OEM's sole discretion, the use of commercially reasonable efforts: (i) to replace Licensee's defective media or Software; or (ii) to advise Licensee how to achieve substantially the same functionality with the Software as described in the Documentation through a procedure different from that set forth in the Documentation; or (iii) if the above remedies are impracticable, to refund the license fee paid for the Software and terminate this Agreement. OEM shall have no obligation with respect to a warranty claim unless notified of such claim and provided evidence of the license purchase within the applicable warranty period. OEM will use reasonable commercial efforts to repair, replace, advise or refund pursuant to the foregoing warranty within thirty (30) days of being so notified.

     3.2 If any modifications are made to the Software by Licensee during the warranty period, if the media is subjected to accident, abuse, or improper use, or if Licensee violates the terms of this Agreement, then this warranty shall immediately terminate. This warranty shall not apply if the Software is used on or in conjunction with hardware or software other than the unmodified version of hardware and software with which the Software was designed to be used as described in the Documentation.

     3.3 THIS IS A LIMITED WARRANTY, AND IT IS THE ONLY WARRANTY MADE BY OEM. NO WARRANTY OF ANY KIND, EXPRESS OR IMPLIED IS OFFERED BY TIOGA SYSTEMS, INC.
NO DEALER, AGENT OR EMPLOYEE OF OEM IS AUTHORIZED TO MAKE ANY MODIFICATIONS, EXTENSIONS OR ADDITIONS TO THIS LIMITED WARRANTY. OEM MAKES NO OTHER REPRESENTATION OR WARRANTY OF ANY KIND WHETHER EXPRESS OR IMPLIED (EITHER IN FACT OR BY OPERATION OF LAW) WITH RESPECT TO THE SOFTWARE OR OTHER MATERIALS PROVIDED BY OEM. OEM AND TIOGA SYSTEMS, INC. EXPRESSLY DISCLAIM ALL IMPLIED WARRANTIES OF NONINFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. OEM DOES NOT WARRANT THAT THE SOFTWARE IS ERROR-FREE OR THAT OPERATION OF THE SOFTWARE WILL BE SECURE OR UNINTERRUPTED. LICENSEE MAY HAVE OTHER STATUTORY RIGHTS. HOWEVER, TO THE FULL EXTENT PERMITTED BY LAW, THE DURATION OF STATUTORILY REQUIRED WARRANTIES, IF ANY, SHALL BE LIMITED TO THE ABOVE LIMITED WARRANTY PERIOD. MOREOVER, IN NO EVENT WILL WARRANTIES PROVIDED BY LAW, IF ANY, APPLY UNLESS THEY ARE REQUIRED TO APPLY BY STATUTE.


SECTION 5  TERM AND TERMINATION.
           ---------------------

     5.1  Term.  This Agreement shall commence on the Effective Date, and shall
          ----
continue until the termination of Licensee's agreement with OEM respect to internet service.


                              Tioga Systems, Inc.                       Page A-3
                         Proprietary and Confidential

     5.2  Termination.  OEM may terminate this Agreement for cause if Licensee
          -----------
fails to cure any material breach of this Agreement within thirty (30) days after written notice of such breach (or immediately in the case of the failure to pay any amounts in accordance with the payment terms specified herein). Sections 1.2, 1.4, 3.3, 6.2, 7, 8, and 9 shall survive termination.

     5.3 Effect of Termination or Expiration. Upon any termination or expiration of this Agreement, Licensee shall immediately cease all use of the Software and return or destroy all copies of the Software and all portions thereof and so certify to OEM. Termination is not an exclusive remedy and all other remedies will be available whether or not this Agreement is terminated.

SECTION 6  LIMITATION OF LIABILITY.
           -----------------------

     NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, OEM SHALL NOT BE LIABLE OR OBLIGATED WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT OR UNDER CONTRACT, NEGLIGENCE, STRICT LIABILITY OR ANY OTHER LEGAL OR EQUITABLE THEORY (I) FOR ANY AMOUNTS IN EXCESS IN THE AGGREGATE OF THE FEES PAID TO OEM BY LICENSEE WITH RESPECT TO THE COPIES OF SOFTWARE THAT ARE THE SUBJECT OF THE CLAIM DURING THE TWELVE MONTH PERIOD PRIOR TO THE CAUSE OF ACTION, (II) FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, FOR ANY COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY, SERVICES OR RIGHTS);
(III) FOR INTERRUPTION OF USE OR LOSS OR CORRUPTION OF DATA; OR (IV) FOR ANY MATTER BEYOND ITS REASONABLE CONTROL. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATIONS AND EXCLUSIONS MAY NOT APPLY TO LICENSEE.

SECTION 8   GENERAL PROVISIONS
            ------------------

     8.1  Cumulative Remedies.  The remedies under this Agreement shall be
          -------------------
cumulative and not alternative and the election of one remedy for a breach shall not preclude pursuit of other remedies unless as expressly provided in this Agreement.

     8.2  Governing Law.  This Agreement shall be governed in all respects by
          -------------
the substantive laws of the State of California, United States of America (excluding conflict of laws rules) as applied to agreements entered into and to be performed entirely within the State of California between California residents, without regard to the U.N. Convention on Contracts for the International Sale of Goods. Any dispute regarding this Agreement shall be subject to the exclusive jurisdiction of the California state courts in and for Santa Clara County, California or, if there is federal jurisdiction, the United States District Court for the Northern District of California, and the parties agree to submit to the personal and exclusive jurisdiction and venue of these courts.

     8.3  Notices.  All notices, statements, and reports required or permitted
          -------
by this Agreement shall be in writing and deemed to have been effectively given and received; (i) five (5) business days after the date of mailing if sent by registered or certified U.S. mail, postage prepaid, with return receipt requested; (ii) when transmitted if sent by facsimile, provided a confirmation of transmission is produced by the sending machine and a copy of such facsimile is promptly sent by another means specified in this Section 9.3; or (iii) when delivered if delivered personally or sent by express courier service. Notices shall be addressed as follows:

     If to Licensee:  As set forth at the top of the Agreement
     ---------------


                              Tioga Systems, Inc.                       Page A-4
                         Proprietary and Confidential

     If to OEM:
     ----------



     Attn:  _______________

     8.3  Export Restrictions.  Licensee understands and acknowledges that
          -------------------
certain technology licensed hereunder may be subject to regulation by agencies of the U.S. government, including the U.S. Department of Commerce, which prohibit export or diversion of certain products and technology to certain countries. Licensee warrants that it will comply in all respects with the export restrictions applicable to any materials or technology provided hereunder and will otherwise comply with the Export Administration Regulations or other United States laws and regulations in effect from time to time.

     8.4  Assignment.  Licensee shall not assign or otherwise transfer any of
          ----------
its rights, obligations or licenses hereunder without the prior written consent of OEM, including any assignment by operation of law as a result of the merger or acquisition of Licensee. Subject to the foregoing, the provisions of this Agreement shall apply to and bind the successors and permitted assigns of the parties.

     8.5  Independent Contractor.  The relationship created by this Agreement is
          ----------------------
one of independent contractors, and not partners, franchisees or joint venturers. No employees, consultants, contractors or agents of one party are employees, consultants, contractors or agents of the other party, nor do they have any authority to bind the other party by contract or otherwise to any obligation, except as expressly set forth herein. Neither party will represent to the contrary, either expressly, implicitly or otherwise.

     8.6  Headings.  The descriptive headings of this Agreement are intended for
          --------
reference only and shall not affect the construction or interpretation of this Agreement.

     8.7  Severability.  If any covenant set forth in this Agreement is
          ------------
determined by any court to be unenforceable by reason of its extending for too great a period of time or by reason of its being too extensive in any other respect, such covenant shall be interpreted to extend only for the longest period of time and to otherwise have the broadest application as shall be enforceable. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, which shall continue in full force and effect.

     8.8  Waiver of Rights.  The failure of either party to insist, in any one
          ------------------
or more instances, upon the performance of any of the terms, covenants, or conditions of this Agreement or to exercise any right hereunder, shall not be construed as a waiver or relinquishment of the future performance of any rights, and the obligations of the party with respect to such future performance shall continue in full force and effect.

     8.9  Entire Agreement; Conflict.  This Agreement, together with all
          --------------------------
exhibits and schedules hereto, constitutes the complete, final and exclusive statement of the terms of the Agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions of the parties. No modification or rescission of this Agreement shall be binding unless executed in writing by the party to be bound thereby. In the event of any conflict between the terms and conditions of this Agreement and an Exhibit , the terms and conditions of the Exhibit shall prevail.

     8.10  Force Majeure.  Either party shall be excused from any delay or
           -------------
failure in performance hereunder, except the payment of monies by Licensee caused by reason of any occurrence or contingency beyond its reasonable control, including but not limited to, acts of God, earthquake, floods, lightning, labor disputes and strikes, other labor or industrial disturbances, riots, war, acts of the public enemy, insurrections, embargoes, blockages, regulations or orders of any government, agency or subdivision thereof, shortages of materials, rationing, utility or communication failures, casualty, novelty of product manufacture or other unanticipated product development problems, and governmental requirements. The obligations and rights of the party so excused shall be extended on a day-to-day basis for the period of time equal to that of



                              Tioga Systems, Inc.                      Page A-5
                         Proprietary and Confidential
the underlying cause of the delay; provided that such party shall give notice of such force majeure event to the other party as soon as reasonably possible.

     8.11  Presumptions.  In construing the terms of this Agreement, no
           ------------
presumption shall operate in either party's favor as a result of its counsel's role in drafting the terms or provisions hereof.

     8.12  Authority.  Each party represents that all corporate action necessary
           ---------
for the authorization, execution and delivery of this Agreement by such party and the performance of its obligations hereunder has been taken.

     8.13  Legal Expenses.  The prevailing party in any legal action brought by
           --------------
one party against the other and arising out of this Agreement will be entitled, in addition to any other rights and remedies it may have, to reimbursement for its expenses, including court costs and reasonable attorneys' fees.

     8.14  Government End-Users.  The Software and accompanying documentation
           ---------------------
are deemed to be "commercial computer software" and "commercial computer software documentation", respectively, pursuant to DFAR Section 227.7202 and FAR
Section 2.212, as applicable. Any use, modification, reproduction, release, performing, displaying or disclosing of the software and accompanying documentation by the U.S. Government shall be governed solely by the terms of this Agreement and shall be prohibited except to the extent expressly permitted by the terms of this Agreement. Manufacturer is Tioga Systems, Inc., 1816 Embarcadero Road, Palo Alto, CA 94303.

  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.


ACCEPTED BY:

_____________________________              _______________________________
("Licensee")                               ("OEM")


By: /s/ David Bagshaw                      By:
   --------------------------                 ----------------------------

Name:  David Bagshaw                       Name:
     ------------------------                   --------------------------

Title: S.V.P. Excite@Home                  Title:
      -----------------------                    -------------------------




                              Tioga Systems, Inc.                       Page A-6
                         Proprietary and Confidential

                                   EXHIBIT A

                          Description of the Software
                          ---------------------------

The Software shall include the following:

The version of the ""OEM Agent" as provided by OEM to Licensee in object code format.



ACCEPTED BY:

________________________________               _______________________________
("Licensee")                                   ("OEM"


By: /s/ David Bagshaw                          By:
   -----------------------------                  ----------------------------

Name:  David Bagshaw                           Name:
     ---------------------------                    --------------------------

Title: S.V.P. Excite@Home                      Title:
      --------------------------                     -------------------------



                              Tioga Systems, Inc.                       Page A-7
                         Proprietary and Confidential

                                   EXHIBIT B

                         PAYMENT TERMS AND FEE SCHEDULE
                         ------------------------------


I.  Payment Terms:
------------------

All fees due and payable *** from invoicing.


II. Software License Fees
-------------------------

Item                                                 Fees
----                                                 ----
License Fees


III. Technical Support Fee Schedule
-----------------------------------

Item                                                 Fees
----                                                 ----
Standard Technical Support


IV. [Deployment and Implementation] Fee Schedule
------------------------------------------------

Item                                                 Fees
----                                                 ----
[Implementation] Services


V.  Training                                         Fees
------------------------------                       ----

TBD (outlined in Exhibit D)

ACCEPTED BY:

______________________________                       ___________________________
("Licensee")                                         ("OEM")


By:  /s/ David Bagshaw                               By:
   ---------------------------                          ------------------------

Name:  David Bagshaw                                 Name:
     -------------------------                            ----------------------

Title: S.V.P. Excite@Home                            Title:
      ------------------------                             ---------------------





                              Tioga Systems, Inc.
                         Proprietary and Confidential

* CONFIDENTIAL MATERIALS REDACTED AND FILED SEPARATELY WITH THE COMMISSION.


                                                                        Page A-8

                                   EXHIBIT C

                                    SUPPORT
                                    -------






                              Tioga Systems, Inc.                       Page A-9
                         Proprietary and Confidential

                                   EXHIBIT D

                                   TRAINING
                                   --------



                              Tioga Systems, Inc.                      Page A-10
                         Proprietary and Confidential

                                   EXHIBIT B

                        TIOGA TRADEMARK USAGE GUIDELINES




GUIDELINES FOR USAGE
--------------------

Tioga has established the following set of Guidelines to be followed in all collateral, advertising, and related materials and activities in which Tioga Marks are used.

Graphic Element
---------------


1. Always use production-quality art (electronic or camera-ready) to reproduce any of the Tioga Marks.

2. The Tioga Logo may only be reproduced (in print or electronically) in black, black and Pantone 485, white, or white and Pantone 485 (white or white and Pantone 485 may only be used when reversed out of a dark background).

3. When printing or electronically reproducing the Tioga Logo in two colors, the vertical rings in the Tioga Logo print black, while the horizontal ring prints Pantone 485.

4. The mark TIOGA and/or the Tioga Logo must be accurately shown in standard proportions and placement, and must never be distorted, superimposed, outlined, or rated in any way.

5. The mark TIOGA when reproduced in logo typeface should never appear without the Tioga Logo in the appropriate position and proportion.

6. The Tioga Logo should never appear without the mark TIOGA in the appropriate position and proportion.

7. With consent from Tioga, the mark TIOGA and/or the Tioga Logo may be used to note compatibility with other computer software products. However, no compatible product may be identified as being provided by Tioga nor may there be an implication that Tioga produces, endorses, or supports the product.

Trademark Requirements
----------------------

1. At the first mention of the Tioga Marks in the body or printed or on-line material, proper notice of trademark ownership ( i.e. ) must appear. If the first mention is in a headline, the does not have to appear at that mention, provided there is text following where the notice does appear.



                              Tioga Systems, Inc.                       Page B-1
                         Proprietary and Confidential

2. When writing about Tioga, its products or technology, trademarks must be used as proper adjectives.

3. Advertising and all other printed materials must include credit lines for Tioga products and/or technologies. If more than one Tioga Mark is used, credit for all trademarks may be incorporated into one sentence. A sample credit line that meets these criteria is as follows:

The following are trademarks of Tioga Systems, Inc.: Tioga(TM), Self Healing(TM), and the Tioga Logo.

Tioga reserves the right to amend this Exhibit B at anytime. OEM shall use commercially reasonable efforts to cease use and/or distribution of the existing non-conforming Marked Materials, within ten (10) days after Tioga makes the amendments to this Exhibit C available to OEM.




                              Tioga Systems, Inc.                       Page B-2
                         Proprietary and Confidential

                                   EXHIBIT C

                               OEM'S TRADEMARKS





                              Tioga Systems, Inc.                       Page C-1
                         Proprietary and Confidential